UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2023

PUREBASE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8631 State Hwy. 124

Ione, CA 95640

(Address of principal executive offices)

Registrant’s telephone number, including area code: (209) 274-9143

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 5, 2023, Purebase Corporation issued a press release regarding the proposed construction of its Phase 1 calciner operations. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

As previously disclosed, the Company has been developing and testing a kaolin-based product that it believes will help create a lower CO2-emitting concrete through the use of high-quality supplementary cementitious materials (“SCMs”). The Company has been developing an SCM for the construction material markets, particularly the cement markets that it believes can potentially replace up to 40% of cement, the most polluting part of concrete. As government agencies, and California in particular, continue to enact stricter requirements for less-polluting forms of concrete, the Company believes there are significant opportunities for high-quality SCM products in the construction materials sector.

SCM’s are added to concrete mixtures for various reasons including improving durability, decreasing permeability, and improving the overall hardened properties of concrete. But one of the most important properties of an SCM is its ability to help reduce carbon emissions from the manufacturing of cement. One of the carbon-emissions-reducing SCMs is known as metakaolin which is considered by many construction industry experts to be a key component in the mix design of a “Green cement”. The Company currently has access to kaolin clays and is constructing a small scale (Phase 1) “calciner” which will allow the Company to process such kaolin clays into “metakaolin” which becomes an SCM ~~which~~ that can be added to commercial cement production.

Reduction of carbon emissions from the manufacturing of cement has become a high priority for the federal government and many states such as California to address this goal to reduce carbon emissions, California passed Senate Bill (SB) 596 in September 2021. California SB596 requires the California Air Resources Board (CARB) by July 1, 2023, to develop a comprehensive plan to reduce greenhouse gas emission from the cement sector. The Company believes it could potentially be well positioned to participate in achieving California’s emission reducing goals by providing its metakaolin-based SCM to commercial cement producers particularly those located in and around California.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 5, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2023	PUREBASE CORPORATION

	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer

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